FFLC Bancorp, Inc.
                               Holding Company for
                           First Federal Savings Bank
                  P.O. Box 490420 Leesburg, Florida 34749-0420
                    Voice (352) 787-3311 - Fax (352) 787-7206

FOR IMMEDIATE RELEASE                                  Contact: Stephen T. Kurtz
July 9, 2004                                                     President & CEO

FFLC BANCORP, INC., Announces Record Net Income for the 2nd Quarter, Assets Surpass $1 Billion and Declares Quarterly Dividend

Leesburg, Florida. FFLC Bancorp, Inc. (NASDAQ NMS: FFLC), the holding company for First Federal Savings Bank of Lake County, reported net income of $2.4 million for the quarter ended June 30, 2004, compared to $2.4 million earned for the quarter ended June 30, 2003 and $2.3 million for the quarter ended March 31, 2004. Total assets grew to $1.0 billion at June 30, 2004 from $947.9 million at December 31, 2003. On a per share basis, basic income was $.45 per share for the quarter ended June 30, 2004, compared to $.44 per share for the quarter ended June 30, 2003, and $.42 per share for the quarter ended March 31, 2004. Net income per share on a diluted basis was $.44 for the quarter ended June 30, 2004, compared to $.43 for the 2003 quarter, and $.41 per share for the quarter ended March 31, 2004. The quarter ended June 30, 2004, was the most profitable in the Company's history.

Net income for the six months ended June 30, 2004 was $4.7 million, compared to $4.7 million for the first six months of 2003. On a per share basis, basic income was $.87 per share for the six months ended June 30, 2004 compared to $.88 per share in 2003. On a diluted basis, net income per share was $.85 for the six months ended June 30, 2004, compared to $.86 for the 2003 period.

Net interest income after provision for loan losses increased 11% to $7.3 million for the quarter ended June 30, 2004 compared to $6.6 million for the 2003 quarter. That increase resulted primarily from a $647,000 decrease in interest expense. The decrease in interest expense was due primarily to a 43 basis point decline in the annual cost of interest-bearing liabilities from 3.06% for the 2003 quarter to 2.63% for the 2004 quarter. That decline was partially offset by a $38.4 million increase in average interest-bearing liabilities outstanding during the 2004 quarter when compared to the 2003 quarter.

Noninterest expense increased $411,000 or 10% for the quarter ended June 30, 2004, compared to the 2003 period and increased $107,000 or 2.3% compared to the quarter ended March 31, 2004. Those increases were primarily the result of the growth of the Company and corresponding increases in salaries and employee benefits and data processing expenses.

Stockholders' equity increased to $80.5 million at June 30, 2004, from $78.9 million at March 31, 2004. Book value per share increased to $14.92 at June 30, 2004, from $14.62 at March 31, 2004.

President Steve Kurtz noted that the Company reached three important milestones during 2004. "We are celebrating the 70th anniversary of the founding of the Bank, the 10th anniversary of becoming a NASDAQ-listed stock company, and we reached total assets in excess of $1.0 billion. While each of those is a remarkable milestone in itself, the combination is a tribute to the quality and commitment of the First Federal team. Our directors, officers and staff are dedicated to serving our communities, and we have been blessed with many loyal and supportive customers."

NEW BRANCH OFFICE
The Bank opened the new Villages-466 branch in The Villages area of Sumter County during the second quarter of 2004, bringing the number of full-service banking facilities to sixteen, serving Lake, Sumter, Citrus and Marion Counties, Florida.

DIVIDEND
On July 7, 2004, the Board of Directors declared a cash dividend of $.13 per share on the common stock, payable August 2, 2004 to shareholders of record at the close of business on July 19, 2004.

First Federal Savings Bank of Lake County conducts business in Lake, Sumter, Citrus and Marion Counties, Florida, through a network of sixteen branch offices. The stock of FFLC Bancorp, Inc. is quoted on the NASDAQ National Market System under the symbol "FFLC". First Federal's web site is located at http://www.1stfederal.com. FFLC Bancorp, Inc.'s SEC filings, press releases and other supplemental information are available at the web site, in the "FFLC Bancorp" section.


SELECTED FINANCIAL DATA
($ in thousands, except per share amounts)

SELECTED BALANCE SHEET DATA                                  At June 30     At December 31
                                                                2004             2003

Total assets                                                 $1,010,995       $  947,914
Deposits                                                     $  740,247       $  705,589
Total gross loans receivable                                 $  877,240       $  797,351
Allowance for loan losses                                    $    5,891       $    5,490
Total stockholders' equity                                   $   80,489       $   77,356
Shares outstanding                                            5,396,179        5,397,154
Market price per share                                       $    25.14       $    28.75
Book value per share                                         $    14.92       $    14.33
Nonperforming loans                                          $    5,651       $    5,287
Nonperforming assets                                         $    6,802       $    6,168
Equity as a percentage of total assets                             7.96%            8.16%
Interest-earning assets to interest-bearing liabilities            1.07             1.07


ASSET QUALITY RATIOS                                         At June 30     At December 31
                                                                2004             2003

Nonperforming assets to total assets                               0.67%            0.65%
Nonperforming loans to total loans                                 0.64%            0.66%
Allowance for loan losses to nonperforming loans                 104.25%          103.84%
Allowance for loan losses to nonperforming assets                 86.61%           89.01%
Allowance for loan losses to total gross loans receivable          0.67%            0.69%


SELECTED INCOME AND OTHER DATA                                   For the six months
                                                                    ended June 30,
                                                                2004              2003

Net interest income before provision for loan losses         $   15,269       $   14,047
Provision for loan losses                                    $      733       $      794
Ratio of net charge-offs to average loans                          0.08%            0.15%
Net income                                                   $    4,678       $    4,720
Basic net income per share                                   $     0.87       $     0.88
Diluted net income per share                                 $     0.85       $     0.86
Total gross loans originated by department: *
     Residential                                             $   88,425       $   96,591
     Commercial                                              $   81,107       $   52,936
     Consumer                                                $   60,638       $   47,247
                                                             ----------       ----------
                                                             $  230,170       $  196,774
                                                             ==========       ==========

* - Includes undisbursed amounts of construction loans and lines of credit

PERFORMANCE RATIOS (1)                                           For the six months
                                                                   ended June 30,
                                                                2004             2003

Return on average assets                                           0.96%            1.01%
Return on average equity                                          11.80%           12.87%
Average equity to average assets                                   8.11%            7.86%
Noninterest expense to average assets                              1.89%            1.80%
Net interest spread                                                3.18%            3.00%
Net interest margin                                                3.35%            3.19%
Operating efficiency ratio                                        52.84%           50.02%

(1) Ratios are annualized

                               FFLC Bancorp, Inc.
                           Consolidated Balance Sheets

                   ($ in thousands, except per share amounts)


                                                                                    At June 30      At December 31
Assets                                                                                 2004              2003
                                                                                    -----------       -----------

Cash and due from banks                                                             $    36,129       $    35,072
Interest-earning deposits                                                                17,160            27,088
                                                                                    -----------       -----------
                 Cash and cash equivalents                                               53,289            62,160

Securities available for sale, at market                                                 73,126            82,137
Loans, net of allowance for loan losses of $5,891 in 2004 and $5,490 in 2003            842,423           767,987
Accrued interest receivable                                                               3,759             3,849
Foreclosed assets                                                                         1,151               881
Premises and equipment, net                                                              22,879            21,448
Federal Home Loan Bank stock, at cost                                                     7,650             6,900
Deferred income taxes                                                                     1,340             1,134
Other assets                                                                              5,378             1,418
                                                                                    -----------       -----------

              Total                                                                 $ 1,010,995       $   947,914
                                                                                    ===========       ===========

Liabilities and Stockholders' Equity

Liabilities:
     Non-interest bearing demand deposits                                           $    39,953       $    31,481
     NOW and money-market accounts                                                      180,025           161,527
     Savings accounts                                                                    28,344            26,636
     Certificates                                                                       491,925           485,945
                                                                                    -----------       -----------

              Total deposits                                                            740,247           705,589

     Advances from Federal Home Loan Bank                                               153,000           133,000
     Other borrowed funds                                                                17,242            17,786
     Junior subordinated debentures                                                       5,155             5,155
     Accrued expenses and other liabilities                                              14,862             9,028
                                                                                    -----------       -----------

              Total liabilities                                                         930,506           870,558
                                                                                    -----------       -----------

Stockholders' Equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized, none outstanding           0                 0
     Common stock, $.01 par value, 15,000,000 shares authorized, 6,398,202
       in 2004 and 6,397,202 in 2003, shares issued                                          64                64
     Additional paid-in-capital                                                          32,160            31,837
     Retained income                                                                     68,346            65,071
     Accumulated other comprehensive income, net of taxes                                  (118)              297
     Treasury stock, at cost (1,002,023 shares in 2004 and 1,000,048 shares in 2003)    (19,963)          (19,913)
                                                                                    -----------       -----------
              Total stockholders' equity                                                 80,489            77,356
                                                                                    -----------       -----------

              Total                                                                 $ 1,010,995       $   947,914
                                                                                    ===========       ===========


    FFLC Bancorp, Inc.
                      Consolidated Statements of Income and Comprehensive Income

                              ($ in thousands, except per share amounts)


                                                           For the three months ended June 30,   For the six months ended June 30,
                                                                 2004             2003                 2004            2003
Interest Income:
  Loans                                                       $   12,704      $   12,590            $   25,196      $   25,312
  Securities                                                         566             537                 1,169           1,125
  Other interest-earning assets                                      119             202                   244             469
                                                              ----------      ----------            ----------      ----------
    Total interest income                                         13,389          13,329                26,609          26,906
                                                              ----------      ----------            ----------      ----------

Interest Expense:
  Deposits                                                         3,697           4,230                 7,433           8,645
  Borrowed funds                                                   1,973           2,087                 3,907           4,214
                                                              ----------      ----------            ----------      ----------
    Total interest expense                                         5,670           6,317                11,340          12,859
                                                              ----------      ----------            ----------      ----------


Net interest income                                                7,719           7,012                15,269          14,047

Provision for loan losses                                            394             388                   733             794
                                                              ----------      ----------            ----------      ----------

Net interest income after
    provision for loan losses                                      7,325           6,624                14,536          13,253
                                                              ----------      ----------            ----------      ----------

Noninterest Income:
  Deposit account fees                                               356             255                   615             486
  Other service charges and fees                                     565             702                 1,015           1,286
  Net gain on sales of loans held for sale                           130             359                   280             630
  Other                                                              191             116                   310             313
                                                              ----------      ----------            ----------      ----------
    Total noninterest income                                       1,242           1,432                 2,220           2,715
                                                              ----------      ----------            ----------      ----------

Noninterest Expense:
  Salaries and employee benefits                                   2,648           2,500                 5,308           4,946
  Occupancy expense                                                  718             702                 1,420           1,350
  Data processing expense                                            389             280                   780             553
  Professional services                                              138             120                   270             223
  Advertising and promotion                                          189             116                   353             253
  Other                                                              592             545                 1,110           1,060
                                                              ----------      ----------            ----------      ----------
    Total noninterest expense                                      4,674           4,263                 9,241           8,385
                                                              ----------      ----------            ----------      ----------

Income before income taxes                                         3,893           3,793                 7,515           7,583

Income taxes                                                       1,479           1,427                 2,837           2,863
                                                              ----------      ----------            ----------      ----------

  Net Income                                                  $    2,414      $    2,366            $    4,678      $    4,720
                                                              ==========      ==========            ==========      ==========

  Basic income per share                                      $     0.45      $     0.44            $     0.87      $     0.88
                                                              ==========      ==========            ==========      ==========

  Diluted income per share                                    $     0.44      $     0.43            $     0.85      $     0.86
                                                              ==========      ==========            ==========      ==========

  Dividends per share                                         $     0.13      $     0.10            $     0.26      $     0.20
                                                              ==========      ==========            ==========      ==========

  Comprehensive income *                                      $    1,985      $    2,310            $    4,263      $    4,568
                                                              ==========      ==========            ==========      ==========

  Weighted average number of shares outstanding for Basic      5,396,185       5,385,407             5,395,344       5,380,428
                                                              ==========      ==========            ==========      ==========

  Weighted average number of shares outstanding for Diluted    5,482,649       5,483,407             5,484,720       5,480,746
                                                              ==========      ==========            ==========      ==========


* Includes net income and change in unrealized gain (loss) on securities available for sale and derivative instruments.